UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): June 1, 2007
EZCORP, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	0-19424	74-2540145
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1901 CAPITAL PARKWAY AUSTIN, TEXAS	78746
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:
(512) 314-3400
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. ELECTION OF DIRECTOR
On June 1, 2007, EZCORP, Inc. issued a press release announcing the election of Richard M. Edwards as a new Director to its Board of Directors, and as a member of the Board’s Compensation Committee. The Board of Directors has determined that Mr. Edwards is an independent member of the Board of Directors as defined by the rules of the NASDAQ Stock Market. A copy of the press release is attached hereto as Exhibit 99.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

99	Press release dated June 1, 2007, issued by EZCORP, Inc.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EZCORP, INC. (Registrant)
Date: June 1, 2007	By:	/s/ Daniel N. Tonissen
(Signature)
Senior Vice President, Chief Financial Officer, and Director

EXHIBIT INDEX

99	Press release dated June 1, 2007, issued by EZCORP, Inc.